UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
16767 N. Perimeter Drive, Suite 110
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 245-5960
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 20, 2026, we entered into an Asset Purchase Agreement (the “Elite Chiro Group Purchase Agreement”) with Elite Chiro Group, a California corporation (“Elite Chiro Group”), as buyer, and Gadi Emein, an individual (“Emein”), as guarantor, pursuant to which we will sell to Elite Chiro Group the assets of, and grant franchise rights to, 45 company-owned or managed clinics located in Southern California (the “Elite Chiro Group Transaction”) for an aggregate purchase price of $2.3 million, subject to certain adjustments (the “Purchase Price”). The Purchase Price includes prorated franchise fees pursuant to 45 separate franchise agreements to be entered into between us and Elite Chiro Group and the non-exclusive development rights for 10 clinics to be developed in the metropolitan statistical areas of a development area to be agreed upon by us and Elite Chiro Group in accordance with the schedule set forth in the Elite Chiro Group Purchase Agreement. Pursuant to the Elite Chiro Group Purchase Agreement, Elite Chiro Group will pay $150,000 of the Purchase Price as a non-refundable down payment in consideration for exclusivity to purchase the clinics and the remaining balance of the Purchase Price will be paid into an escrow account, which will be allocated among the clinics and the respective portion paid to us upon the closing of each such clinic.

The closing of each clinic as part of the Elite Chiro Group Transaction is expressly conditioned upon the assignment of the existing lease for such clinic. The Elite Chiro Group Transaction is also subject to customary closing conditions. The Elite Chiro Group Purchase Agreement contains other provisions, covenants, representations, and warranties that are typical in transactions of this size, type, and complexity.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

10.1*	Asset Purchase Agreement, dated April 20, 2026, by and among the Registrant, Elite Chiro Group, and Gadi Emein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We hereby agree to furnish supplementally a copy of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JOINT CORP.

Date:	April 24, 2026	By:	/s/ Sanjiv Razdan
Sanjiv Razdan
President and Chief Executive Officer